Commitments, Guarantees, Concentrations and Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments, Guarantees, Concentrations and Contingencies	Commitments, Guarantees, Concentrations and Contingencies
Leases
We primarily lease our office premises under multi-year, non-cancelable operating leases. During the three months ended March 31, 2021, we commenced new operating leases for office premises with terms expiring from 2024 to 2026. Associated with these leases, we obtained non-cash operating lease ROU assets in exchange for new operating lease liabilities of $3,581 during the three months ended March 31, 2021.
During the year ended December 31, 2020, the lessor for one of our operating leases allowed us to defer payments on the lease beginning in April 2020 as a result of our inability to use the leased premises during the COVID-19 pandemic. We elected to not account for this non-substantial concession as a lease modification. In the absence of this concession, we would have recognized $566 in additional operating lease cost during the three months ended March 31, 2021.
Other Commitments
In September 2019, we entered into a 20-year partnership with LA Stadium and Entertainment District at Hollywood Park in Inglewood, California that granted us the exclusive naming rights to SoFi Stadium and official partnerships with the Los Angeles Chargers and Los Angeles Rams, as well as rights with the performance venue and surrounding entertainment district (“Naming and Sponsorship Agreement”). We made payments totaling $3,267 during the three months ended March 31, 2021. See “Contingencies” below for discussion of an associated contingent matter.
Concentrations
Financial instruments that potentially subject us to significant concentrations of credit risk consist principally of cash and cash equivalents, restricted cash and restricted cash equivalents, residual investments and loans. We hold cash and cash equivalents and restricted cash and restricted cash equivalents in accounts at regulated domestic financial institutions in amounts that may exceed FDIC insured amounts. We believe these institutions are of high credit quality and have not experienced any related losses to date.
We are dependent on third-party funding sources to originate loans. Additionally, we sell loans to various third parties. During the three months ended March 31, 2021, the two largest third-party buyers accounted for a combined 41% of our loan sales volume. No individual third-party buyer accounted for 10% or more of consolidated total net revenues for any of the periods presented.
The Company is exposed to default risk on borrower loans originated and financed by us. There is no single borrower or group of borrowers that comprise a significant concentration of the Company’s loan portfolio. Likewise, the Company is not overly concentrated within a group of channel partners or other customers, with the exception of our distribution of personal loan residual interests in our sponsored personal loan securitizations, which we market to third parties and the aforementioned whole loan buyers. Given we have a limited number of prospective buyers for our personal loan securitization residual interests, this might result in us utilizing a significant amount of our own capital to fund future residual interests in personal loan securitizations, or impact the execution of future securitizations if we are limited in our own ability to invest in the residual interest portion of future securitizations, or find willing buyers for securitization residual interests.
See Note 16 for a discussion of concentrations in revenues from contracts with customers.
Contingencies
Legal Proceedings
In limited instances, the Company may be subject to a variety of claims and lawsuits in the ordinary course of business. Regardless of the final outcome, defending lawsuits, claims, government investigations, and proceedings in which we are involved is costly and can impose a significant burden on management and employees, and there can be no assurances that we will receive favorable final outcomes. As of March 31, 2021, there were no material claims requiring disclosure.
Contingencies
Galileo. Galileo, our wholly owned subsidiary that we acquired in May 2020, was a defendant in a putative class action involving service disruption for customers of Galileo’s largest client stemming from Galileo’s system experiencing technology platform downtime. The parties have entered into a class action settlement agreement to resolve the claims in the action. The window for Plaintiff to submit claims closed in February 2021. As of March 31, 2021, we estimated a contingent liability associated with this litigation of $1,750, which decreased from the amount recorded as of December 31, 2020 due to lower-than-anticipated claims. The contingent liability was presented within accounts payable, accruals and other liabilities in the Unaudited Condensed Consolidated Balance Sheets, and represents Galileo’s maximum exposure to loss on the litigation. Other assets as of March 31, 2021 included $1,750 for the expected insurance recovery on the expected settlement. We expense Galileo legal fees associated with this litigation as they are incurred. Additionally, Galileo’s client sought compensatory payment from Galileo as part of the technology platform outage, which Galileo settled in November 2020 for $3,341.
SoFi Stadium. In September 2020, we discussed certain provisions of the Naming and Sponsorship Agreement for SoFi Stadium entered into by the same parties in September 2019 in light of the COVID-19 pandemic. Based on these discussions, SoFi paid sponsorship fees for the initial contract year (July 1, 2020 to March 31, 2021) of $9.8 million, of which $6.5 million was paid during 2020 and $3.3 million was paid in January 2021.
The parties are revisiting the sponsorship fees to determine the ultimate amount payable for the initial contract year. Therefore, the Company is exposed to additional potential sales and marketing expense of up to $12.7 million, which reflects the difference between the sponsorship payment terms discussed above and the commitment for the initial contract year made under the 2019 agreement. As of March 31, 2021, we are unable to estimate the amount of reasonably possible additional costs we may incur with respect to this contingency. Moreover, we have not determined that the likelihood of additional cost is probable. Therefore, as of March 31, 2021, we have not recorded additional expense related to this contingency.
Guarantees
We have three types of repurchase obligations that we account for as financial guarantees pursuant to ASC 460. First, we issue financial guarantees to FNMA on loans that we sell to FNMA, which manifest as repurchase requirements if it is later discovered that loans sold to FNMA do not meet FNMA guidelines. We have a three-year repurchase obligation from the time of origination to buy back originated loans that do not meet FNMA guidelines, and we are required to pay the full initial purchase price back to FNMA. We recognize a liability for the full amount of expected loan repurchases, which we estimate based on historical experience. The liability we record is equal to what we expect to buy back and, therefore, approximates fair value. Second, we make standard representations and warranties related to other loan transfers, breaches of which would require us to repurchase the transferred loans. Finally, we have limited repurchase obligations for certain loan transfers associated with credit-related events, such as early prepayment or events of default within 90 days after origination. Estimated losses associated with credit-related repurchases are evaluated pursuant to ASC 326. In the event of a repurchase, we are typically required to pay the purchase price of the loans transferred.
As of March 31, 2021 and December 31, 2020, the Company accrued liabilities within accounts payable, accruals and other liabilities in the Unaudited Condensed Consolidated Balance Sheets of $6,376 and $5,196, respectively, related to our estimated repurchase obligation, with the corresponding charges recorded within noninterest income — loan origination and sales in the Unaudited Condensed Consolidated Statements of Operations
and Comprehensive Loss. As of March 31, 2021 and December 31, 2020, the amount associated with loans sold that were subject to the terms and conditions of our repurchase obligations totaled $4.9 billion and $3.9 billion, respectively.
As of March 31, 2021 and December 31, 2020, the Company had a total of $9.3 million and $9.3 million, respectively, in letters of credit outstanding with financial institutions. These outstanding letters of credit were issued for the purpose of securing certain of the Company’s operating lease obligations. A portion of the letters of credit was collateralized by $3.3 million and $3.3 million of the Company’s cash as of March 31, 2021 and December 31, 2020, respectively, which is included within restricted cash and restricted cash equivalents in the Unaudited Condensed Consolidated Balance Sheets.
Mortgage Banking Regulatory Mandates
The Company is subject to certain state-imposed minimum net worth requirements for the states in which the Company is engaged in the business of a residential mortgage lender. Noncompliance with these requirements could result in potential fines or penalties imposed by the applicable state. Future events or changes in mandates may affect the Company’s ability to meet mortgage banking regulatory requirements. As of March 31, 2021 and December 31, 2020, the Company was in compliance with all minimum net worth requirements and, therefore, has not accrued any liabilities related to fines or penalties.
Retirement Plans
The Company has a 401(k) plan that covers all employees meeting certain eligibility requirements. The 401(k) plan is designed to provide tax-deferred retirement benefits in accordance with the provisions of Section 401(k) of the Internal Revenue Code. Eligible employees may defer up to 100% of eligible compensation up to the annual maximum as determined by the Internal Revenue Service. The Company’s contributions to the plan are discretionary. The Company has not made any contributions to the plan to date.
Commitments, Guarantees, Concentrations and Contingencies
Leases
As discussed in Note 1, we adopted the provisions of ASU 2016-02 and ASU 2018-11 as of January 1, 2019. Periods subsequent to this adoption date are presented and disclosed in accordance with ASC 842, Leases, while comparative periods continue to be presented and disclosed in accordance with legacy guidance in ASC 840, Leases.
We primarily lease our office premises under multi-year, non-cancelable operating leases. In September 2019, we entered into several agreements associated with being the named sponsor of the LA Stadium and Entertainment District at Hollywood Park in Inglewood, California (“SoFi Stadium”), which includes the stadium itself, a performance venue and a future shopping district, which were determined to contain both lease and non-lease components and which either commenced during the year ended December 31, 2020 or have not yet commenced as of December 31, 2020, as summarized below:
•Our rights to use two multi-purpose stadium suites were determined to be operating leases that commenced on September 1, 2020, for which we elected the practical expedient to not bifurcate the lease component from the non-lease components;
•Our rights to certain physical signage within the stadium, which commenced September 1, 2020, were determined to be finance leases, as the lease term constitutes the major part of the remaining economic life of the underlying assets;
•Our rights to certain event space within the stadium and performance venue on a rent-free basis were determined to be operating leases to which we applied the short-term lease exemption practical expedient and, as such, recognize lease payments on a straight-line basis within short-term lease cost over the lease term that commenced September 1, 2020;
•We bifurcated lease components from non-lease components of the arrangements, which represent sponsorship and advertising opportunities rather than the rights to physical assets that we control. The standalone values of the lease and non-lease components in the arrangement were determined based on: (i) an estimate of rent per square foot, (ii) an observable market quote for the asset, or (iii) project details provided by contractors on the stadium project, all of which were adjusted by an annual expected inflation rate, as appropriate. We allocated the total contract consideration to the lease and non-lease components on a relative standalone price basis. The payments are tranched based on the value of the benefit we expect to derive from SoFi Stadium each year. The non-lease costs are recognized evenly each month based on the payment tranche within noninterest expense — sales and marketing in the Consolidated Statements of Operations and Comprehensive Income (Loss), which is commensurate with the value we expect to receive from this arrangement over time. The non-lease components associated with the stadium and performance venue were recognized beginning in the third quarter of 2020; and
•The agreement associated with the shopping district did not commence as of December 31, 2020 and is currently expected to commence no earlier than 2022. We do not expect the agreement to contain a material lease component, although the evaluation remains ongoing. The non-lease components of the shopping district agreement associated with marketing and advertising will be recognized evenly each month based on the payment tranche within noninterest expense — sales and marketing in the Consolidated Statements of Operations and Comprehensive Income (Loss), with payments beginning in April 2025, which is commensurate with the value we expect to receive from this arrangement over time.
Our operating leases have terms expiring from 2021 through 2040, exclusive of renewal option periods. Our office leases contain renewal option periods ranging from one to ten years from the expiration dates. These options were not recognized as part of our ROU assets and operating lease liabilities, as we did not conclude at the commencement date of the leases that we were reasonably certain to exercise these options. However, in our normal course of business, we expect our office leases to be renewed, amended or replaced by other leases.
Our finance leases expire in 2040.
The components of lease expense and supplemental cash flow information related to our leases for the years ended December 31, 2020 and 2019 were as follows. For our office leases, we net sublease income against other lease costs shown in the below table. Furthermore, cash flow information is presented net of sublease income.

	Year Ended December 31,
	2020	2019
Operating lease cost	$17,371	$16,380
Finance lease cost – amortization of ROU assets	719	—
Finance lease cost – interest expense on lease liabilities	167	—
Short-term lease cost	463	323
Variable lease cost(1)	2,382	880
Sublease income(2)	(820)	(512)
Total lease cost	$20,282	$17,071
Cash paid for amounts included in the measurement of lease liabilities
Operating cash outflows from operating leases	$17,444	$12,446
Operating cash outflows from finance leases	85	—
Financing cash outflows from finance leases	489	—
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(1)Variable lease cost includes non-lease components classified as lease costs, such as common area maintenance fees, property taxes and utilities, that vary in amount for reasons other than the passage of time. We elected the practical expedient to not bifurcate the lease component from the non-lease components.
(2)We entered into a sublease arrangement in July 2019, through which we earn sublease income, which offsets our lease cost related to the underlying premises. During the year ended December 31, 2020, we offered the sublessee a partial rent abatement as a result of the COVID-19 pandemic. The sublease arrangement terminates in August 2021.
Total lease cost was $11,569 for the year ended December 31, 2018.
We obtained non-cash operating lease ROU assets in exchange for new operating lease liabilities of $26,417 and $24,715 during the years ended December 31, 2020 and 2019, respectively, of which $5,640 during the 2020 period was obtained in our acquisitions. Modifications to operating leases resulted in an aggregate non-cash increase (decrease) in operating lease ROU assets of $79 and $(5,407) during the years ended December 31, 2020 and 2019, respectively. We obtained non-cash finance lease ROU assets in exchange for new finance lease liabilities of $15,100 during the year ended December 31, 2020. We did not have any finance leases prior to 2020.
In April 2020, the FASB issued guidance allowing entities to make a policy election whether to account for lease concessions related to the COVID-19 pandemic as lease modifications. The election applies to any lessor-provided lease concession related to the impact of the COVID-19 pandemic, provided that the concession does not result in a substantial increase in the rights of the lessor or in the obligations of the lessee. During the year ended December 31, 2020, the lessor for one of our operating leases allowed us to defer payments on the lease beginning in April 2020 as a result of our inability to use the leased premises during the COVID-19 pandemic. We elected to not account for this non-substantial concession as a lease modification. In the absence of this concession, we would have recognized $1,698 in additional operating lease cost during the year ended December 31, 2020.
Supplemental balance sheet information related to our leases was as follows as of the dates presented:

	December 31,
	2020	2019
Operating Leases
ROU assets	$116,858	$101,446
Operating lease liabilities	$139,796	$124,745
Weighted average remaining lease term (in years)	9.5	9.0
Weighted average discount rate	4.7%	5.1%
Finance Leases
ROU assets(1)	$14,381	$—
Lease liabilities(2)	$14,693	$—
Weighted average remaining lease term (in years)	19.2	—
Weighted average discount rate	3.4%	—%
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(1)Finance lease ROU assets as of December 31, 2020 were presented within property, equipment and software in the Consolidated Balance Sheets.
(2)Finance lease liabilities as of December 31, 2020 were presented within accounts payable, accruals and other liabilities in the Consolidated Balance Sheets.
For the periods presented, maturities of lease liabilities as of the dates indicated and a reconciliation of the total undiscounted cash flows to the lease liabilities in the Consolidated Balance Sheets were as follows in accordance with ASC 842:

	Operating Leases	Finance Leases
As of December 31, 2020
2021	$19,168	$1,004
2022	19,793	959
2023	19,437	964
2024	19,091	968
2025	18,036	1,038
Thereafter	77,903	15,113
Total	173,428	20,046
Less: imputed interest	(33,632)	(5,353)
Lease liabilities	$139,796	$14,693
Other Commitments
In September 2019, we entered into a 20-year partnership with LA Stadium and Entertainment District at Hollywood Park in Inglewood, California that granted us the exclusive naming rights to SoFi Stadium and official partnerships with the Los Angeles Chargers and Los Angeles Rams, as well as rights with the performance venue and surrounding entertainment district (“Naming and Sponsorship Agreement”). Payments under the Naming and Sponsorship Agreement total $625.0 million beginning in 2020 and ending in 2040 and include operating lease obligations, finance lease obligations and sponsorship and advertising opportunities at the complex, which are payable during the following years indicated:

As of December 31, 2020
2021(1)	$24,375
2022	25,077
2023	25,183
2024	25,292
2025	29,157
Thereafter	479,041
Total	$608,125
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(1)Represents the contractual payments for 2021 under the Naming and Sponsorship Agreement. See “Contingencies — SoFi Stadium Contingency” below for discussion of an associated contingent matter, the outcome of which could increase payments for 2021 by up to $10,342, as the third payment associated with the contingent matter was paid in 2021.
We made payments totaling $6,533 during the year ended December 31, 2020. See “Contingencies — SoFi Stadium Contingency” below for discussion of an associated contingent matter.
Additionally, during the year ended December 31, 2020, we had principal commitments for a seller note issued in connection with the acquisition of Galileo. See Note 2 for additional information.
Concentrations
Financial instruments that potentially subject us to significant concentrations of credit risk consist principally of cash and cash equivalents, restricted cash and restricted cash equivalents, residual investments and loans. We hold cash and cash equivalents and restricted cash and restricted cash equivalents in accounts at regulated domestic financial institutions in amounts that may exceed FDIC insured amounts. We believe these institutions are of high credit quality and have not experienced any related losses to date.
We are dependent on third-party funding sources to originate loans. Additionally, we sell loans to various third parties. During the year ended December 31, 2020, the two largest third-party buyers accounted for a combined 49% of our loan sales volume. During the year ended December 31, 2019, approximately 10% of our loan sales volume was concentrated in the largest third-party buyer. There were no significant concentrations for the year ended December 31, 2018. No individual third-party buyer accounted for 10% or more of consolidated total net revenues for any of the periods presented.
The Company is exposed to default risk on borrower loans originated and financed by us. There is no single borrower or group of borrowers that comprise a significant concentration of the Company’s loan portfolio. Likewise, the Company is not overly concentrated within a group of channel partners or other customers, with the exception of our distribution of personal loan residual interests in our sponsored personal loan securitizations, which we market to third parties and the aforementioned whole loan buyers. Given we have a limited number of prospective buyers for our personal loan securitization residual interests, this might result in us utilizing a significant amount of our own capital to fund future residual interests in personal loan securitizations, or impact the execution of future securitizations if we are limited in our own ability to invest in the residual interest portion of future securitizations, or find willing buyers for securitization residual interests.
See Note 17 for a discussion of concentrations in revenues from contracts with customers.
Contingencies
In limited instances, the Company may be subject to a variety of claims and lawsuits in the ordinary course of business. As of December 31, 2020 and 2019, there were no material claims requiring disclosure.
Galileo Contingency
Galileo, our wholly owned subsidiary that we acquired in May 2020, is subject to a class action litigation as a co-defendant involving service disruption for customers of Galileo’s largest client stemming from Galileo’s system experiencing technology platform downtime. Additionally, the client sought compensatory payment from Galileo as part of the technology platform outage. Galileo’s maximum exposure to loss associated with the combined litigation is $7,200. At the acquisition date, the Company believed it was probable that a settlement would be reached and estimated the combined loss to be $6,195. This estimated loss remained the best estimate as of December 31, 2020. During November 2020, we settled a claim arising from one of Galileo’s customers associated with a technology platform outage for $3,341, which represented a portion of our contingent liability, along with a corresponding portion of the insurance recovery recorded within other assets. As such, the settlement had no impact on our Consolidated Statements of Operations and Comprehensive Income (Loss). The estimated contingent liability associated with the related class action litigation remains unresolved and we determined that the remaining contingent liability of $2,854 as of December 31, 2020, which was presented within accounts payable, accruals and other liabilities in the Consolidated Balance Sheets, was appropriate. Other assets as of December 31, 2020 included $2,854 for the expected insurance recovery on the expected settlement. We expense legal fees associated with this litigation as they are incurred.
SoFi Stadium Contingency
In September 2020, we discussed certain provisions of the Naming and Sponsorship Agreement for SoFi Stadium entered into by the same parties in September 2019 in light of the COVID-19 pandemic. Based on these discussions and as of the date of this filing, SoFi is paying sponsorship fees for the initial contract year (July 1, 2020 to March 31, 2021) of $9.8 million, payable in three equal installments, of which the first two installments were paid during the year ended December 31, 2020, and the third installment was paid in January 2021.
The parties will revisit the sponsorship fees and determine the ultimate amount payable for the initial contract year. Therefore, the Company is exposed to additional potential sales and marketing expense of up to $12.7 million, which reflects the difference between the sponsorship payment terms discussed in the foregoing and the commitment for the initial contract year made under the 2019 agreement, and which we expect to be resolved shortly after the end of the initial contract year. As of December 31, 2020, the Company is unable to estimate the amount of reasonably possible additional costs it may incur with respect to this contingency. Moreover, the Company has not determined that the likelihood of additional cost is probable. Therefore, as of December 31, 2020, the Company has not recorded additional expense related to this contingency.
Guarantees
We have three types of repurchase obligations that we account for as financial guarantees pursuant to ASC 460. First, we issue financial guarantees to FNMA on loans that we sell to FNMA, which manifest as repurchase requirements if it is later discovered that loans sold to FNMA do not meet FNMA guidelines. We have a three-year repurchase obligation from the time of origination to buy back originated loans that do not meet FNMA guidelines, and we are required to pay the full initial purchase price back to FNMA. We recognize a liability for the full amount of expected loan repurchases, which is based on historical experience. The liability we record is equal to what we expect to buy back and, therefore, approximates fair value. Second, we make standard representations and warranties related to other loan transfers, breaches of which would require us to repurchase the transferred loans. Finally, we have limited repurchase obligations for certain loan transfers associated with credit-related events, such as early prepayment or events of default within 90 days after origination. Estimated losses associated with credit-related repurchases are evaluated pursuant to ASC 326. In the event of a repurchase, we are typically required to pay the purchase price of the loans transferred.
As of December 31, 2020 and 2019, the Company accrued liabilities within accounts payable, accruals and other liabilities in the Consolidated Balance Sheets of $5,196 and $5,972, respectively, related to our estimated repurchase obligation, with the corresponding charges recorded within noninterest income — loan origination and sales in the Consolidated Statements of Operations and Comprehensive Income (Loss). As of December 31, 2020
and 2019, the amount associated with loans sold that were subject to the terms and conditions of our repurchase obligations totaled $3.9 billion and $4.2 billion, respectively.
As of December 31, 2020 and 2019, the Company had a total of $9.3 million and $9.4 million, respectively, in letters of credit outstanding with financial institutions. These outstanding letters of credit were issued for the purpose of securing certain of the Company’s operating lease obligations. A portion of the letters of credit was collateralized by $3.3 million and $3.4 million of the Company’s cash as of December 31, 2020 and 2019, respectively, which is included within restricted cash and restricted cash equivalents in the Consolidated Balance Sheets.
Mortgage Banking Regulatory Mandates
The Company is subject to certain state-imposed minimum net worth requirements for the states in which the Company is engaged in the business of a residential mortgage lender. Noncompliance with these requirements could result in potential fines or penalties imposed by the applicable state. Future events or changes in mandates may affect the Company’s ability to meet mortgage banking regulatory requirements. As of December 31, 2020 and 2019, the Company was in compliance with all minimum net worth requirements and, therefore, has not accrued any liabilities related to fines or penalties.
Retirement Plans
The Company has a 401(k) plan that covers all employees meeting certain eligibility requirements. The 401(k) plan is designed to provide tax-deferred retirement benefits in accordance with the provisions of Section 401(k) of the Internal Revenue Code. Eligible employees may defer up to 100% of eligible compensation up to the annual maximum as determined by the Internal Revenue Service. The Company’s contributions to the plan are discretionary. The Company has not made any contributions to the plan to date.